Exhibit 10.1


                            MDU Resources Group, Inc.
                             Award Opportunity Chart





                                                  Base                                                             Performance
Name                Title                     Compensation       Threshold ($)    Target ($)      Maximum ($)         Period
----                -----                     ------------       -------------    ----------      -----------      -----------


Terry D. Hildestad  President and Chief       $   475,000(1)     $     23,750     $   237,500     $   475,000   5/1/05 - 12/31/05
                    Operating Officer

Warren L. Robinson  Executive Vice            $   425,000(2)     $     11,771     $   117,711     $   235,422   6/1/05 - 12/31/05
                    President and Chief
                    Financial Officer





(1) The award opportunities for Mr. Hildestad are applied to his base compensation prorated for the eight month performance period.

(2) The award opportunities for Mr. Robinson are applied to his base compensation prorated for the seven month performance period.